===========================================================

                        UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549
                     ________________________

                           FORM 8-K

                         CURRENT REPORT
  PURSUANT TO SECTION 13  OR 15(d) OF THE SECURITIES EXCHANGE
                          ACT OF 1934
                     ________________________
Date of Report (Date of earliest event reported) January 18,2008
(January 18, 2008)

               ASIA AUTOMOTIVE ACQUISITION CORPPORATION
       (Exact Name of Each Registrant as Specified in its Charter)


DELAWARE            333-127755          20-3022522

(State or other     (Commission File    (I.R.S. Employer
jurisdiction of     Number)             Identification
Incorporation or                        Number)
organization)


 199 PIERCE STREET, SUITE 202 BIRMINGHAM, MICHIGAN 48009
       (Address of principal executive offices)

                    (248) 593-8330
    (Registrant's telephone number, including area code)

                     ________________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

 {X} Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 { } Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

 { } Pre-commencement communications pursuant to Rule 14d-
     2(b) under the Exchange  Act (17 CFR 240.14d-2(b))

 { } Pre-commencement communications pursuant to Rule 13e-
     4(c) under the Exchange Act (17 CFR 240.13e-4(c))
-----------------------------------------------------------

Item 1.01 Notification of a Material Event

January 18, 2008 - Asia Automotive Acquisition Corporation (OTCBB:
AAAC, AAACU, AAACW) ("AAAC"), announced today that its merger partner, Hunan Tongxin Enterprise Co., Ltd. ("Tongxin"), ramped up shipments during the fourth quarter of 2007 of a new commercial vehicle cab structure. Using its flexible design capability and flexible manufacturing systems, Tongxin is able to utilize the same basic cab structure while providing each customer a unique and distinct external appearance.

For the fiscal year ended December 31, 2007, Tongxin had shipped approximately $9 million in revenue of the new cab structures to several Chinese commercial vehicle customers and anticipates shipping approximately $5 million in revenue during the first quarter, 2008 to current and additional customers. Tongxin's ability to provide this model to its customers has generated additional sales of existing commercial cab models as well.

The new cab structure is manufactured and assembled complete by Tongxin, including final paint and interior, allowing its customers to assemble the cab directly to a commercial truck chassis for final sale to the end user.

Exhibit No. Description

99.1 Press Release dated January 18, 2008



SIGNATURES Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 18, 2008

ASIA AUTOMOTIVE ACQUISITION CORPORATION

By: /s/ William R. Herren
---------------------------------------
William R. Herren
Chairman


By: /s/ Rudy Wilson
---------------------------------------
Rudy Wilson
Chief Executive Officer



EXHIBIT INDEX

Exhibit No. Description


99.1 Press Release dated January 18, 2008




ASIA AUTOMOTIVE ACQUISITION CORPORATION AND MERGER PARTNER
ANNOUNCE SHIPMENTS OF NEW CAB MODEL TO CHINESE COMMERCIAL
VEHICLE CUSTOMERS

January 18, 2008 - Asia Automotive Acquisition Corporation (OTCBB:
AAAC, AAACU, AAACW) ("AAAC"), announced today that its merger partner, Hunan Tongxin Enterprise Co., Ltd. ("Tongxin"), ramped up shipments during the fourth quarter of 2007 of a new commercial vehicle cab structure. Using its flexible design capability and flexible manufacturing systems, Tongxin is able to utilize the same basic cab structure while providing each customer a unique and distinct external appearance.

For the fiscal year ended December 31, 2007, Tongxin had shipped approximately $9 million in revenue of the new cab structures to several Chinese commercial vehicle customers and anticipates shipping approximately $5 million in revenue during the first quarter, 2008 to current and additional customers. Tongxin's ability to provide this model to its customers has generated additional sales of existing commercial cab models as well.

The new cab structure is manufactured and assembled complete by Tongxin, including final paint and interior, allowing its customers to assemble the cab directly to a commercial truck chassis for final sale to the end user.


About the Company
===============================================================

AAAC is a blank check company organized in June 20, 2005 for the purpose of effecting a merger, capital stock exchange, equity acquisition or other similar business combination with one or more operating business within the global automotive component industry that have their primary operating facilities located in China, India or the Association of South Eastern Nations. AAAC's IPO went effective in April 2007. On July 25, 2007, AAAC announced that it signed an Equity Acquisition Agreement pursuant to pursuant to which Tongxin and AAAC will merge into a newly created British Virgin Islands company, Tongxin International,Ltd.

Tongxin was established under the laws of the PRC on November 27, 1984 as Changsha Meihua Automobile Factory Co., Ltd. On November 2, 2000, Tongxin was converted into a stock holding company. Currently, Tongxin is the largest private Chinese independent supplier of Engineered Vehicle Body Structures solely in the PRC. It is capable of providing exterior body panels for both passenger and commercial vehicles in addition to designing, fabricating and testing stamping dies for processing of body panels. Tongxin also manufactures complete cab structures for commercial vehicles.

Additional information regarding AAAC, Tongxin and Tongxin International is available in the Preliminary Proxy Statement/ Prospectus that AAAC filed with the Securities and Exchange Commission on January 8, 2008. A copy of the filing in its entirety is available at www.sec.gov.

Contacts: Bill Herren / Rudy Wilson (248) 593-8330


Forward-Looking Statements
===============================================================

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about AAAC, Tongxin and their combined business and revenue expectations after completion of the proposed acquisition. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of AAAC's and Tongxin's management, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: business conditions in China; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which Tongxin is engaged; cessation or changes in government incentive programs: potential trade barriers affecting international expansion; fluctuations in customer demand; management of rapid growth and transitions to new markets; intensity of competition from or introduction of new and superior products by other providers of distributed automotive engineered vehicle body structures; timing, approval and market acceptance of new product introductions; general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks detailed in AAAC's BVI subsidiary, Tongxin International's filings with the Securities and Exchange Commission, and the Preliminary Proxy Statement/Prospectus
(Reg. No. 333-127755). The information set forth herein should be read in light of such risks. Neither AAAC nor Tongxin assumes any obligation to update the information noted within in this press release.

In connection with the pending transaction, AAAC has filed with the SEC a Preliminary Proxy Statement/Prospectus for the stockholders of AAAC. The stockholders of AAAC are urged to read the Preliminary Proxy Statement/Prospectus as well as all other relevant documents filed or to be filed with the SEC, because they will contain important information about Tongxin, Tongxin International, AAAC and the proposed transaction. The Definitive Proxy Statement/Prospectus will be mailed to stockholders of AAAC after the Preliminary Proxy Statement/Prospectus is declared effective by the SEC. AAAC stockholders will be able to obtain the Preliminary Proxy Statement/Prospectus and any other relevant filed documents for free at the SEC's website (www.sec.gov).
These documents can also be obtained for free from AAAC by directing a request to David J.Brophy c/o Asia Automotive Acquisition Corporation, 199 Pierce Street, Suite 202, Birmingham, MI 48009.

-----------------------------------------------------------------

AAAC and their respective directors and officers may be deemed to be participants in the solicitation of approvals from AAAC stockholders in respect of the proposed transaction. Information regarding AAAC's participants is available in the Preliminary
Proxy Statement/Prospectus.